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EXHIBIT 10.14

                             REIMBURSEMENT AGREEMENT

         This REIMBURSEMENT AGREEMENT (this "Agreement") effective this 25th day of March, 2002 by and between GCH Capital, Ltd., a California corporation ("GCH") and Junum Incorporated, a Delaware corporation ("Junum"), with respect to the following facts and circumstances:

         WHEREAS, Junum desires GCH to pay for certain marketing and printing expenses incurred on behalf of Junum, and GCH has agreed to allocate 1,200,000 shares of its restricted common stock for such purpose. Junum has agreed to reimburse GCH the sum of $360,000 for such shares, and such amount shall be added to that certain Debenture, dated March 4, 2002 by and between Junum and GCH (the "Debenture").

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, representations and warranties set forth herein, each of the parties hereto hereby agrees as follows:

1.       REIMBURSEMENT.
         -------------

         a. TRANSFER OF SECURITIES. Subject to the terms and conditions of this agreement. GCH agrees to assign its right to receive 1,200,000 shares of Junum Incorporated common stock, which was recently declared to be issued as a 12% dividend on Junum's Series B Preferred Stock, to David Bernard, a creditor of Junum, and who is assisting Junum in certain marketing and printing activities. David Bernard shall pay all of such shares for various marketing and promotional expenses of Junum as directed from time to time by Junum or its designated marketing partners. Such payments shall include various amounts due to David Bernard from time to time.

         b. INCREASE IN BALANCE OF DEBENTURE. The principal balance of the Debenture is hereby increased from $200,000 to $560,000.

         c.       CLOSING. This Agreement shall be effective on the date hereof.

         d. FURTHER ASSURANCES. Each of the parties hereto shall execute any and all further documents and writings and perform such other reasonable actions that may be or become necessary or expedient to effectuate the transactions as contemplated hereby.

2.       MISCELLANEOUS.
         -------------

         a. This agreement constitutes the entire agreement among the parties and supersedes all prior agreements, representations, warranties, statements and understandings, whether oral or written, with respect to the subject matter hereof.

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         b.       This Agreement shall be governed by the laws of the State of
                  California, without giving effect to the conflict of laws provisions thereof. Venue for any dispute arising hereunder shall be in Santa Monica, California.

         c. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement and the rights and obligations of the parties hereto shall not be assignable by any party hereto without the written consent of the other parties hereto.

         d. The validity, legality or enforceability of the remainder of this Agreement shall not be effected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.

         e. None of the terms or provisions of this Agreement shall be modified, waived or amended, except by a written instrument signed by the party against which any modification, waiver or amendment is to be enforced.

         f. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first written above.


GCH CAPITAL LTD.                             JUNUM INCORPORATED


By: /S/ JEAN TURNER                          By: /S/ DAVID B. COULTER
    --------------------------                   ----------------------------
    Jean Turner, Secretary                       David B. Coulter, CEO

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                                  AMENDMENT TO
                                    DEBENTURE

ISSUANCE DATE                                                     MARCH 4, 2002
CONVERTIBLE DEBENTURE DUE                                         MARCH 4, 2003
AMOUNT                                                            $560,000.00

         THIS AMENDMENT TO DEBENTURE amends that certain Debenture dated March 4, 2002, to increase the principal balance of such Debenture from $200,000 to $560,000. All other terms and conditions remain in full force and effect, as amended hereby.

         WHEREAS, JUNUM INC. hereby agrees to pay to GCH Capital, Ltd:, and GCH Capital, Ltd. hereby agrees to accept as full satisfaction of the obligation set forth in this paragraph, the sum of $560,000, evidenced by this Debenture.

         ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

         FOR VALUE RECEIVED, JUNUM, INC., a Delaware corporation (the "Company"), hereby promises to pay GCH Capital, Ltd. or registered assigns (the "Holder") on March 4, 2003 (the "Maturity Date"), the principal amount of Five Hundred Sixty Thousand Dollars ($560,000) U.S., and to pay interest on the principal amount hereof, in such amounts, at such times and on such terms and conditions as are specified herein.

         IN WITNESS WHEREOF, the Company has duly executed this Debenture as of the date first written above.


JUNUM INCORPORATED                                  GCH Capital, Ltd.

By: /S/ DAVID B. COULTER                            /S/ JEAN TURNER
    ----------------------------                    ----------------------------
    David B. Coulter                                Jean Turner, Secretary
    Chairman and CEO